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                                                                 EXHIBIT 23(b)




                              CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus/Proxy Statement.

KPMG Peat Marwick LLP
Louisville, Kentucky
May 6, 1998




                                         E-5